April 13, 2006

To:	Funds Management Group, Wells Fargo Advantage Funds Call Centers and Sales Desks, Wells Fargo Advantage Funds Distribution Partners

Frequently Asked Questions

Wells Fargo Advantage Outlook FundsSM Proxy

A preliminary proxy statement for the Wells Fargo Advantage Outlook Funds was filed with the SEC today for a ten-day review period. With shareholder approval, the Wells Fargo Advantage Outlook Funds, which have been part of the fund family since 1994, are undergoing a structural change after which they will change their strategy to attempt to replicate, before fees and expenses, the returns of the appropriate Dow Jones Target Date Index. We are seeking to enhance returns for the Funds’ shareholders while lowering Fund expenses. We will begin mailing the proxy to shareholders later on or around April 24, 2006.

The following questions and answers are intended to address questions from shareholders and plan sponsors who are being asked to approve the proposals.

Overview

1.	What proposals are shareholders being asked to vote on at the upcoming special meeting on June 12, 2006?

Shareholders are being asked to vote on the following proposals:

•

Proposal 1: To approve a reduction in the investment advisory fee that each Outlook Fund pays to Wells Fargo Funds Management, LLC in connection with the conversion of each Outlook Fund from a stand-alone fund to a gateway blended fund.

•	Proposal 2: To approve an Investment Subadvisory Agreement with Global Index Advisors, Inc., on behalf of the Wells Fargo Advantage Outlook Funds.

•	Proposal 3: To approve a structure that would allow Wells Fargo Funds Management to:
•	Select new or additional investment subadvisors for each Fund,
•	Enter into and materially modify existing investment subadvisory agreements, and

•	Terminate and replace investment subadvisors, provided those subadvisors are not affiliated persons of Wells Fargo Funds Management or the specific Fund.

2.	Has the Board of Trustees of Wells Fargo Advantage Funds (the Board) approved these proposals?

Yes, the Board has unanimously agreed that these proposals are in the shareholders’ best interests and recommends that they vote in favor of them.

3.	Why has the Board recommended that shareholders vote in favor of approving a reduction in the advisory fees paid to Wells Fargo Funds Management (Proposal 1)?

The advisory fee that each Outlook Fund pays to Wells Fargo Funds Management and the services that Wells Fargo Funds Management provides to each Outlook Fund will be reduced in connection with a structural change of each Wells Fargo Advantage Outlook Fund. The Board recommends a favorable vote because net fund expenses for all shareholders will be lower as a result of approving this proposal and the new structure, which allows the Funds to pool their assets, provides greater economies of scale and broader diversification.

Specifically, the maximum investment advisory fee of 0.65% currently payable to Funds Management by each Outlook Fund would be reduced to 0.25%. This fee is being reduced in light of a shift of some of Funds Management’s advisory responsibilities away from the stand-alone Outlook Fund level to the underlying master portfolio level under the new Gateway Blended Fund structure. After the structural conversion, the investment advisory services that Funds Management provides to the Outlook Funds would be reduced whereby Funds Management would no longer be responsible for purchasing and selling individual securities for each Outlook Fund’s portfolio, but rather would be responsible for determining the percentage of assets each Outlook Fund should allocate to the newly created master portfolios in which the Outlook Fund invests. Outlook Fund shareholders would bear indirectly the advisory fees paid to Funds Management by the master portfolios for managing the master portfolios’ direct investments in securities

4.	Why has the Board recommended that shareholders vote in favor of the new Subadvisory Agreement with Global Index Advisors, Inc. (Proposal 2)?

Wells Fargo Funds Management recommended Global Index Advisors, Inc. (GIA) to the Board to serve as subadvisor to the Funds because of their expertise with life cycle investments. GIA created the first target retirement investment indexes, the Dow Jones Target Date Indexes, the returns of which the Funds will seek to replicate. GIA has a long-standing relationship with Dow Jones, having created many other indexes for that firm. If approved, GIA will assume the responsibility of allocating the Funds’ assets among various proprietary investment companies. The Board recommends a favorable vote after considering many factors, including the broadened diversification, the performance of the Dow Jones Target Date Indexes, and GIA’s proven ability to replicate these new indexes through other investment vehicles.

5.

Why has the Board recommended that shareholders vote in favor of the structure that could potentially allow Wells Fargo Funds Management to select a new subadvisor in the future without shareholder approval (Proposal 3)?

The Board has hired Wells Fargo Funds Management on behalf of the Funds’ shareholders to select subadvisors when necessary. Currently, each change in subadvisory agreements requires shareholder approval, which can be expensive and time-consuming. The Board believes that this proposal is in the best interest of the Funds’ shareholders because it will:

•	Provide more flexibility to change Fund sub-advisers and revise sub-advisory agreements, when Funds Management and the Board deem necessary,
•	Reduce proxy voting costs and
•	Potentially allow Funds Management to more effectively oversee Fund sub-advisers.

6.	Does Proposal 3 mean that shareholders will no longer be able to vote on sub-advisors?

As the principal investment adviser, Wells Fargo Funds Management is, and will continue to be, responsible for selecting and screening the best sub-advisors to manage the Funds. Currently, Wells Fargo Funds Management undergoes a rigorous screening process when selecting subadvisors to manage any of the Wells Fargo Advantage Funds, including carefully examining the performance and compliance records of subadvisors, before presenting any subadvisor to the Board of Trustees—and then shareholders—for approval. We intend to continue this same rigorous process before requesting approval from the Board on changes to subadvisors. If this proposal is approved, shareholders will be notified before any changes in subadvisors occur. Furthermore, if we choose to have an affiliate serve as sub-advisor, shareholder approval would be required.

7.	Will the names of the Wells Fargo Advantage Outlook Funds change?

In connection with the conversion of the Outlook Funds, Wells Fargo Funds Management will change each Fund’s name to correspond to the name of the index that it will attempt to replicate, as follows:

Current Fund Name	Proposed Fund Name
Wells Fargo Advantage Outlook Today FundSM	Wells Fargo Advantage Dow Jones Target Today FundSM
Wells Fargo Advantage Outlook 2010 FundSM	Wells Fargo Advantage Dow Jones Target 2010 FundSM
Wells Fargo Advantage Outlook 2020 FundSM	Wells Fargo Advantage Dow Jones Target 2020 FundSM
Wells Fargo Advantage Outlook 2030 FundSM	Wells Fargo Advantage Dow Jones Target 2030 FundSM
Wells Fargo Advantage Outlook 2040 FundSM	Wells Fargo Advantage Dow Jones Target 2040 FundSM

8.	What is the timeline for the proposals?

Time Frame	Event
March 31, 2006	Proxy Record Date
April 2006	Proxy voting* materials mailed to shareholders of record as of March 31, 2006.
June 2006

The shareholder meeting is scheduled for June 12, 2006—proxy votes must be received prior to the meeting. Meeting will be held at 525 Market Street, 10th Floor, Director’s Room, San Francisco, California.

June 2006	Approval proposals are expected to take effect.

*A proxy vote allows record date fund shareholders to cast a vote without attending the shareholder meeting on June 12, 2006.

9.	Who is entitled to vote?

Shareholders who owned shares of the Wells Fargo Advantage Outlook Today Fund Wells Fargo Advantage Outlook 2010 Fund, Wells Fargo Advantage Outlook 2020 Fund, Wells Fargo Advantage Outlook 2030 Fund, or the Wells Fargo Advantage Outlook 2040 Fund on the record date, which is March 31, 2006, and have the authority to vote their shares, will receive proxy materials and are encouraged to vote their proxy. They may cast one vote for each whole share and a fractional vote for each fractional share of the Fund(s) they owned on the record date.

10.	Will shareholders receive a confirmation when they have completed voting their proxy?

Shareholders will not receive a confirmation if they send their proxy vote by mail. However, they will receive a confirmation if they vote by telephone with the proxy solicitor. If they vote online, they will be able to print a confirmation of their proxy vote.

11.	What if shareholders of a certain Wells Fargo Advantage Fund do not approve the proposals?

If this occurs, the proposals will not take effect for that Fund and the Board will determine an appropriate course of action. Because the Outlook Funds are managed as a group of Funds, if a proposal does not pass for one of the Funds, the Board may decide not to implement the proposal for any of the Funds.

If shareholders approve Proposal 1, but do not approve Proposal 2, the Board will have to determine an appropriate course of action, including considering different strategies and different names for the Funds.

If shareholders approve Proposal 2, but do not approve Proposal 1, neither proposal will pass, and the Funds will continue to operate in the same manner as they currently do while the Board considers an appropriate course of action.

The Proxy Solicitation Process

1.	How do I handle a shareholder who calls us wanting to vote over the phone?

Shareholders who want to vote over the phone should be transferred to D.F. King, our proxy solicitation firm, at 1-888-221-0697. D.F. King may transfer shareholders to Wells Fargo Advantage Funds if D.F. King receives questions they are unable to answer, such as questions about specific Wells Fargo Advantage Funds accounts.

2.	If shareholders approve the proposals in the proxy on June 12, 2006, when will the changes be implemented?

The target date for implementation is late June 2006.

3.	Will anyone call shareholders regarding the proxy?

An independent proxy solicitor, D.F. King, may contact shareholders regarding this proxy. If a shareholder questions the validity of a solicitation call, please reassure them that Wells Fargo Advantage Funds is aware of the phone call.

4.	Who is paying for the proxy solicitation?

Wells Fargo Funds Management will pay for all expenses incurred for this proxy solicitation. The expenses will not be charged to the Funds or to shareholders.

5.	Whom can shareholders call for additional information?

If shareholders have questions about the proxy materials or the proposals, they may call their relationship manager, investment professional, or Wells Fargo Advantage Funds at 1-800-222-8222. If they have any questions about how to vote, or if they would like to vote by telephone, they may call 1-888-221-0697.

In connection with the proposed changes to the Outlook Funds, Wells Fargo Funds Trust will file a Proxy Statement with the Securities and Exchange Commission. All investors and security holders are advised to read this Proxy Statement in its entirety when it becomes available, because it will contain important information regarding the proposed changes, the persons soliciting proxies in connection with the proposed changes on behalf of the Outlook Funds and the interests of these persons in the these matters. Wells Fargo Funds Trust intends to mail the Proxy Statement to Outlook Funds’ stockholders once such Proxy Statement is declared effective by the Commission. Investors and security holders may obtain a free copy of the Proxy Statement when available and other documents filed by Wells Fargo Funds Trust with the Commission at the Commission’s web site at http://www.sec.gov. Free copies of the Proxy Statement may be obtained by directing a request via telephone to Wells Fargo Advantage Funds’ Investor Services at 1-800-222-8222 or our proxy solicitor, D.F. King & Co., Inc. at 1-800-714-3305. In addition to the Proxy Statement, the Outlook Funds file annual, quarterly, and special reports, proxy statements and other information with the Commission. You may read and copy any reports, statements, or other information filed by the Outlook Funds at the Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549 or at the Commission’s other public reference room in New York, New York. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Outlook Funds filings with the Commission are also available to the public from commercial document-retrieval services and at the Web site maintained by the Commission at http://www.sec.gov.

Wells Fargo Funds Trust, its trustees, executive officers and certain members of its management may be soliciting proxies from stockholders in favor of the proposed changes and other related matters. Any direct or indirect interest of the participants in the solicitation will be described in the proxy statement.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CO056770 (04-06)

April 13, 2006

To:	Institutional Trust Services Account Managers

Frequently Asked Questions

Wells Fargo Advantage Outlook FundsSM Proxy

A preliminary proxy statement for the Wells Fargo Advantage Outlook Funds was filed with the SEC today for a ten-day review period. With shareholder approval, the Wells Fargo Advantage Outlook Funds, which have been part of the fund family since 1994, are undergoing a structural change after which they will change their strategy to attempt to replicate, before fees and expenses, the returns of the appropriate Dow Jones Target Date Index. We are seeking to enhance returns for the Funds’ shareholders while lowering Fund expenses. We will begin mailing the proxy to shareholders later on or around April 24, 2006.

The following questions and answers are intended to address questions from shareholders and plan sponsors who are being asked to approve the proposals.

Overview

1.	What proposals are shareholders being asked to vote on at the upcoming special meeting on June 12, 2006?

Shareholders are being asked to vote on the following proposals:

•

Proposal 1: To approve a reduction in the investment advisory fee that each Outlook Fund pays to Wells Fargo Funds Management, LLC in connection with the conversion of each Outlook Fund from a stand-alone fund to a gateway blended fund.

•	Proposal 2: To approve an Investment Subadvisory Agreement with Global Index Advisors, Inc., on behalf of the Wells Fargo Advantage Outlook Funds.

•	Proposal 3: To approve a structure that would allow Wells Fargo Funds Management to:
•	Select new or additional investment subadvisors for each Fund,
•	Enter into and materially modify existing investment subadvisory agreements, and
•	Terminate and replace investment subadvisors, provided those subadvisors are not affiliated persons of Wells Fargo Funds Management or the specific Fund.

FOR WELLS FARGO INTERNAL USE ONLY – NOT FOR USE WITH THE PUBLIC

2.	Has the Board of Trustees of Wells Fargo Advantage Funds (the Board) approved these proposals?

Yes, the Board has unanimously agreed that these proposals are in the shareholders’ best interests and recommends that they vote in favor of them.

3.	Why has the Board recommended that shareholders vote in favor of approving a reduction in the advisory fees paid to Wells Fargo Funds Management (Proposal 1)?

The advisory fee that each Outlook Fund pays to Wells Fargo Funds Management and the services that Wells Fargo Funds Management provides to each Outlook Fund will be reduced in connection with a structural change of each Wells Fargo Advantage Outlook Fund. The Board recommends a favorable vote because net fund expenses for all shareholders will be lower as a result of approving this proposal and the new structure, which allows the Funds to pool their assets, provides greater economies of scale and broader diversification.

Specifically, the maximum investment advisory fee of 0.65% currently payable to Funds Management by each Outlook Fund would be reduced to 0.25%. This fee is being reduced in light of a shift of some of Funds Management’s advisory responsibilities away from the stand-alone Outlook Fund level to the underlying master portfolio level under the new Gateway Blended Fund structure. After the structural conversion, the investment advisory services that Funds Management provides to the Outlook Funds would be reduced whereby Funds Management would no longer be responsible for purchasing and selling individual securities for each Outlook Fund’s portfolio, but rather would be responsible for determining the percentage of assets each Outlook Fund should allocate to the newly created master portfolios in which the Outlook Fund invests. Outlook Fund shareholders would bear indirectly the advisory fees paid to Funds Management by the master portfolios for managing the master portfolios’ direct investments in securities.

4.	Why has the Board recommended that shareholders vote in favor of the new Subadvisory Agreement with Global Index Advisors, Inc. (Proposal 2)?

Wells Fargo Funds Management recommended Global Index Advisors, Inc. (GIA) to the Board to serve as subadvisor to the Funds because of their expertise with life cycle investments. GIA created the first target retirement investment indexes, the Dow Jones Target Date Indexes, the returns of which the Funds will seek to replicate. GIA has a long-standing relationship with Dow Jones, having created many other indexes for that firm. If approved, GIA will assume the responsibility of allocating the Funds’ assets among various proprietary investment companies. The Board recommends a favorable vote after considering many factors, including the broadened diversification, the performance of the Dow Jones Target Date Indexes, and GIA’s proven ability to replicate these new indexes through other investment vehicles.

FOR WELLS FARGO INTERNAL USE ONLY – NOT FOR USE WITH THE PUBLIC

5.

Why has the Board recommended that shareholders vote in favor of the structure that could potentially allow Wells Fargo Funds Management to select a new subadvisor in the future without shareholder approval (Proposal 3)?

The Board has hired Wells Fargo Funds Management on behalf of the Funds’ shareholders to select subadvisors when necessary. Currently, each change in subadvisory agreements requires shareholder approval, which can be expensive and time-consuming. The Board believes that this proposal is in the best interest of the Funds’ shareholders because it will:

•	Provide more flexibility to change Fund sub-advisers and revise sub-advisory agreements, when Funds Management and the Board deem necessary,
•	Reduce proxy voting costs and
•	Potentially allow Funds Management to more effectively oversee Fund sub-advisers.

6.	Does Proposal 3 mean that shareholders will no longer be able to vote on sub-advisors?

As the principal investment adviser, Wells Fargo Funds Management is, and will continue to be, responsible for selecting and screening the best sub-advisors to manage the Funds. Currently, Wells Fargo Funds Management undergoes a rigorous screening process when selecting subadvisors to manage any of the Wells Fargo Advantage Funds, including carefully examining the performance and compliance records of subadvisors, before presenting any subadvisor to the Board of Trustees—and then shareholders—for approval. We intend to continue this same rigorous process before requesting approval from the Board on changes to subadvisors. If this proposal is approved, shareholders will be notified before any changes in subadvisors occur. Furthermore, if we choose to have an affiliate serve as sub-advisor, shareholder approval would be required.

7.	Will the names of the Wells Fargo Advantage Outlook Funds change?

In connection with the conversion of the Outlook Funds, Wells Fargo Funds Management will change each Fund’s name to correspond to the name of the index that it will attempt to replicate, as follows:

Current Fund Name	Proposed Fund Name
Wells Fargo Advantage Outlook Today FundSM	Wells Fargo Advantage Dow Jones Target Today FundSM
Wells Fargo Advantage Outlook 2010 FundSM	Wells Fargo Advantage Dow Jones Target 2010 FundSM
Wells Fargo Advantage Outlook 2020 FundSM	Wells Fargo Advantage Dow Jones Target 2020 FundSM
Wells Fargo Advantage Outlook 2030 FundSM	Wells Fargo Advantage Dow Jones Target 2030 FundSM
Wells Fargo Advantage Outlook 2040 FundSM	Wells Fargo Advantage Dow Jones Target 2040 FundSM

FOR WELLS FARGO INTERNAL USE ONLY – NOT FOR USE WITH THE PUBLIC

8.	What is the timeline for the proposals?

Time Frame	Event
March 31, 2006	Proxy Record Date
April 2006	Proxy voting* materials mailed to shareholders of record as of March 31, 2006.
June 2006

The shareholder meeting is scheduled for June 12, 2006—proxy votes must be received prior to the meeting. Meeting will be held at 525 Market Street, 10th Floor, Director’s Room, San Francisco, California.

June 2006	Approval proposals are expected to take effect.

*A proxy vote allows record date fund shareholders to cast a vote without attending the shareholder meeting on June 12, 2006.

9.	Who is entitled to vote?

Shareholders who owned shares of the Wells Fargo Advantage Outlook Today Fund Wells Fargo Advantage Outlook 2010 Fund, Wells Fargo Advantage Outlook 2020 Fund, Wells Fargo Advantage Outlook 2030 Fund, or the Wells Fargo Advantage Outlook 2040 Fund on the record date, which is March 31, 2006, and have the authority to vote their shares, will receive proxy materials and are encouraged to vote their proxy. They may cast one vote for each whole share and a fractional vote for each fractional share of the Fund(s) they owned on the record date.

10.	What methods can be used to vote?

Shareholders may by returning the proxy by mail, or by calling 1-800-690-6903, or via the Web by going to www.proxyvote.com and following the instructions. To vote by telephone or the Web, shareholders will need the control number printed on the ballot card.

11.	Will shareholders receive a confirmation when they have completed voting their proxy?

Shareholders will not receive a confirmation if they send in your proxy vote by mail. However, they will receive a confirmation if they vote by telephone with the proxy solicitor. If they vote online, they will be able to print a confirmation of their proxy vote.

12.	If a plan sponsor/shareholder calls and asks that we vote their shares for them, what is the appropriate response?

As a directed trustee, the Bank will be required to receive direction to vote, and you (the RM) can execute a client’s proxy vote if the client provides written instructions. .

13.	What if the plan sponsor does not vote?

The Bank is considering hiring an independent fiduciary to vote shares not voted by another plan fiduciary. The independent fiduciary would review the proxies and vote in the best interest of the Funds’ shareholders.

FOR WELLS FARGO INTERNAL USE ONLY – NOT FOR USE WITH THE PUBLIC

14.	What if shareholders of a certain Wells Fargo Advantage Fund do not approve the proposals?

If this occurs, the proposals will not take effect for that Fund and the Board will determine an appropriate course of action. Because the Outlook Funds are managed as a group of Funds, if a proposal does not pass for one of the Funds, the Board may decide not to implement the proposal for any of the Funds.

If shareholders approve Proposal 1, but do not approve Proposal 2, the Board will have to determine an appropriate course of action, including considering different strategies and different names for the Funds.

If shareholders approve Proposal 2, but do not approve Proposal 1, neither proposal will pass, and the Funds will continue to operate in the same manner as they currently do while the Board considers an appropriate course of action.

15.	Whom can a sponsor call for additional information?

If a sponsor requests additional information, the sponsor should be directed to speak to their relationship manager.

Impact to Plan Sponsors and Participants

1.	Will new prospectuses be distributed after the vote if the votes pass?

Yes, plan sponsors will be provided new prospectuses. Participants will have access to the new prospectuses via the Web.

2.	How will participants be notified of any changes?

Messaging will appear on participant statements to inform them of the new fund names. There will also be messaging on the Web.

In connection with the proposed changes to the Outlook Funds, Wells Fargo Funds Trust will file a Proxy Statement with the Securities and Exchange Commission. All investors and security holders are advised to read this Proxy Statement in its entirety when it becomes available, because it will contain important information regarding the proposed changes, the persons soliciting proxies in connection with the proposed changes on behalf of the Outlook Funds and the interests of these persons in the these matters. Wells Fargo Funds Trust intends to mail the Proxy Statement to Outlook Funds’ stockholders once such Proxy Statement is declared effective by the Commission. Investors and security holders may obtain a free copy of the Proxy Statement when available and other documents filed by Wells Fargo Funds Trust with the Commission at the Commission’s web site at http://www.sec.gov. Free copies of the Proxy Statement may be obtained by directing a request via telephone to Wells Fargo Advantage Funds’ Investor Services at 1-800-222-8222 or our proxy solicitor, D.F. King & Co., Inc. at 1-800-714-3305. In addition to the Proxy Statement, the Outlook Funds file annual, quarterly, and special reports, proxy statements and other information with the Commission. You may read and copy any reports, statements, or other information filed by the Outlook Funds at the Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549 or at the Commission’s other public reference room in New York, New York. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Outlook Funds filings with the Commission

FOR WELLS FARGO INTERNAL USE ONLY – NOT FOR USE WITH THE PUBLIC

are also available to the public from commercial document-retrieval services and at the Web site maintained by the Commission at http://www.sec.gov.

Wells Fargo Funds Trust, its trustees, executive officers and certain members of its management may be soliciting proxies from stockholders in favor of the proposed changes and other related matters. Any direct or indirect interest of the participants in the solicitation will be described in the proxy statement.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CO056937 (04-06)

FOR WELLS FARGO INTERNAL USE ONLY – NOT FOR USE WITH THE PUBLIC